                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance Perspective..........................  4
Portfolio Management Review......................  5
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 25

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG.]                                 [SIG.]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
GRAPH

97Q3                                                                               4
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   (3.15%)   (3.98%)   (3.89%)
One-year total return(2).................   (7.77%)   (7.72%)   (4.83%)
Five-year average annual total
return(2)................................     9.02%     9.00%     9.21%
Life-of-Fund average annual total
return(2)*...............................     8.20%     8.32%     8.37%
Commencement date........................  06/09/94  06/09/94  06/09/94

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4.00% for B and 1.00% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

*Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Real Estate Securities Fund vs. the Standard & Poor's 500 Index and the NAREIT Equity Index (June 30, 1994, through December 31, 1999) INVESTMENT PERFORMANCE CHART

                                               VAN KAMPEN REAL ESTATE
                                                   SECURITIES FUND        STANDARD & POOR'S 500 INDEX      NAREIT EQUITY INDEX
                                               ----------------------     ---------------------------      -------------------
Jun 1994                                               9527.00                      10000.00                    10000.00
                                                       9446.00                      10315.00                     9951.00
                                                       9456.00                      10703.00                     9981.00
                                                       9340.00                      10489.00                     9795.00
                                                       8964.00                      10708.00                     9455.00
                                                       8648.00                      10285.00                     9130.00
Dec 1994                                               9549.00                      10487.00                     9797.00
                                                       9137.00                      10741.00                     9583.00
                                                       9281.00                      11129.00                     9820.00
                                                       9328.00                      11505.00                     9780.00
                                                       9213.00                      11826.00                     9777.00
                                                       9536.00                      12256.00                    10193.00
Jun 1995                                               9760.00                      12599.00                    10355.00
                                                       9950.00                      13000.00                    10533.00
                                                      10097.00                      12996.00                    10660.00
                                                      10345.00                      13598.00                    10842.00
                                                      10026.00                      13530.00                    10610.00
                                                      10143.00                      14085.00                    10706.00
Dec 1995                                              10733.00                      14414.00                    11291.00
                                                      10904.00                      14884.00                    11477.00
                                                      11065.00                      14987.00                    11612.00
                                                      10985.00                      15186.00                    11548.00
                                                      11007.00                      15390.00                    11607.00
                                                      11364.00                      15742.00                    11906.00
Jun 1996                                              11609.00                      15866.00                    12061.00
                                                      11653.00                      15140.00                    12151.00
                                                      12167.00                      15425.00                    12630.00
                                                      12501.00                      16353.00                    12850.00
                                                      12843.00                      16780.00                    13231.00
                                                      13504.00                      18011.00                    13833.00
Dec 1996                                              15007.00                      17714.00                    15271.00
                                                      15018.00                      18800.00                    15445.00
                                                      15215.00                      18912.00                    15414.00
                                                      15031.00                      18192.00                    15382.00
                                                      14519.00                      19255.00                    14960.00
                                                      15043.00                      20383.00                    15398.00
Jun 1997                                              15936.00                      21361.00                    16147.00
                                                      16581.00                      23030.00                    16646.00
                                                      16463.00                      21707.00                    16606.00
                                                      17798.00                      22959.00                    18055.00
                                                      17361.00                      22168.00                    17568.00
                                                      17621.00                      23156.00                    17947.00
Dec 1997                                              18107.00                      23616.00                    18371.00
                                                      17570.00                      23856.00                    18274.00
                                                      17779.00                      25536.00                    17963.00
                                                      17902.00                      26903.00                    18285.00
                                                      17647.00                      27147.00                    17688.00
                                                      17432.00                      26636.00                    17565.00
Jun 1998                                              17214.00                      27789.00                    17445.00
                                                      16321.00                      27466.00                    16313.00
                                                      14778.00                      23462.00                    14773.00
                                                      15601.00                      25030.00                    15609.00
                                                      15464.00                      27040.00                    15320.00
                                                      15792.00                      28638.00                    15546.00
Dec 1998                                              15936.00                      30351.00                    15154.00
                                                      15523.00                      31596.00                    14837.00
                                                      15303.00                      30576.00                    14489.00
                                                      15271.00                      31861.00                    14423.00
                                                      16826.00                      33070.00                    15792.00
                                                      17215.00                      32244.00                    16140.00
Jun 1999                                              17235.00                      34103.00                    15878.00
                                                      16634.00                      33010.00                    15373.00
                                                      16382.00                      32804.00                    15178.00
                                                      15687.00                      31978.00                    14601.00
                                                      15193.00                      33978.00                    14242.00
                                                      14869.00                      34625.00                    14010.00
Dec 1999                                              15434.00                      36729.00                    14454.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares) and Rule 12b-1 fee of .25%.

Past performance does not guarantee future results. The above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

We recently spoke with Van Kampen Real Estate Securities Fund portfolio managers, Theodore R. Bigman and Douglas A. Funke, about the key events and economic forces that shaped the markets during the Fund's fiscal year. Mr. Bigman has managed the Fund since March 1995 and Mr. Funke has managed the Fund since January 1999. The following discussion reflects their views on the Fund's performance during the 12-month period ended December 31, 1999.

   Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A The REIT market was overshadowed by persistent downward pressure during the year, punctuated with intermittent rallies. After a difficult first quarter, in which we saw a continuation of the negative market conditions from 1998, the REIT market recovered in May in a value-oriented rally. However, the third quarter was marked by declining prices and waning interest from non-dedicated REIT investors. This trend affected much of the domestic equity market as well, where positive stock returns and strong corporate fundamentals were overshadowed by interest-rate fears and narrow market leadership during the same period.

    Fortunately, the fourth quarter brought some relief as value investors renewed their interest in the overlooked REIT market. Buoyed by this interest, the market rallied nearly 10 percent in the last few weeks of the year. However, overall performance was negative for the 12-month period, and REITs ended the year trading at a discount to the underlying value of their assets. As a result, it was generally cheaper to buy real estate on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of properties).

   Q  HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?

   A Throughout the year, we were encouraged by the strength of the U.S. economy and became more optimistic that this strength would translate into favorable real estate fundamentals. As a result, we continued to shape the portfolio with companies that offered attractive fundamental valuations relative to their underlying real estate value. Although the Fund's sector weightings changed little from six months ago, we positioned the Fund with a bias toward central business district and Southern California office properties and began moving away from grocery-anchored shopping centers. We maintained the Fund's overweight position to markets with high barriers to entry, including West Coast apartments and downtown office buildings.

    We continued to upgrade the portfolio in terms of the quality of properties held by REITs and the management teams. At the same time, we took advantage of price weakness to add to some of the Fund's existing positions, including Equity Residential Properties Trust, Arden Realty Trust, and Boston Properties, Inc. Due to relative valuations, we sold the Fund's position in Apartment & Investment Management Company and its position in Regency Realty Corp. after a failed merger.

   Q  AS A RESULT, WHAT WAS THE FUND'S PERFORMANCE FOR THE
      12-MONTH PERIOD?

   A Due in large part to the negative performance of the sector, the Fund's total return was -3.15 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1999. This performance was comparable to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of -4.60 percent over the same period. The NAREIT Index reflects the performance of a broad range of equity REITs of all property types.

    By comparison, the Standard & Poor's 500-Stock Index registered a total return of 21.04 percent in the 12 months ended December 31, 1999. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET?

   A The prices of public real estate securities continue to decline despite favorable activity in the underlying real estate markets and a corresponding increase in private real estate values. Generally, real estate markets remain in equilibrium as strong levels of demand mute any serious threat of oversupply. High demand was evident at the property level throughout the past year as public companies reported strong cash flow growth and, correspondingly, strong growth in asset value per share.

    Our analysis indicates that property markets generally remain strong, buoyed by the continuation of a strong economy. We anticipate a moderating of this growth, primarily due to a combination of expiring, lower-priced leases being rolled to market and an eventual slowing of the U.S. economy. Moderate growth combined with low price-to-earnings ratios imply the ability for modest stock prices of public real estate companies. In conjunction with high dividend yields, this scenario may result in the sector providing more typical total returns than we've seen in the previous year.

                               GLOSSARY OF TERMS

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN REAL ESTATE SECURITIES FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

AVALONBAY COMMUNITIES is a REIT that is focused on
developing, redeveloping, acquiring, and managing
institutional-quality apartment communities in the United
States......................................................   6.2%
CHATEAU COMMUNITIES is a self-administered and self-managed
equity REIT that owns and operates manufactured home
community properties in the United States...................   6.0%
ARDEN REALTY is a self-administered and self-managed REIT
that acquires, owns, leases, and renovates commercial
properties in Southern California...........................   5.2%
ESSEX PROPERTY TRUST is a self-administered and self-managed
REIT that specializes in acquiring multifamily properties on
the West Coast..............................................   4.8%
TAUBMAN CENTERS is a REIT that owns, develops, acquires, and
operates regional shopping centers in the United States.....   4.7%
EQUITY OFFICE PROPERTIES TRUST is a REIT that acquires,
owns, manages, and leases office properties and parking
facilities in the United States.............................   4.7%
BROOKFIELD PROPERTIES owns and manages a portfolio of North
American office properties and develops master-planned
residential communities.....................................   4.7%
CHARLES E. SMITH RESIDENTIAL REALTY is a self-managed REIT
that owns, manages, and operates multifamily residential and
retail properties in Virginia...............................   4.3%
PUBLIC STORAGE is a self-administered and self-managed REIT
that acquires, develops, owns, and operates self-storage
facilities and commercial properties........................   4.0%
PACIFIC GULF PROPERTIES is a self-administered REIT
consisting of apartment and industrial park properties in
Southern California and the Pacific Northwest...............   3.8%

 TOP FIVE PORTFOLIO INDUSTRIES*
GRAPH

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Office/Industrial                                                          35.20                              30.90
Apartments                                                                 23.00                              24.20
Shopping Malls                                                              8.90                               7.80
Shopping Centers                                                            8.70                              11.70
Manufactured Home Communities                                               6.80                               8.30

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                         Shares     Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  97.5%
APARTMENTS  22.6%
Amli Residential Properties Trust....................     71,900    $  1,451,481
Archstone Communities Trust..........................    125,590       2,574,595
Avalonbay Communities, Inc...........................    217,800       7,473,263
Equity Residential Properties Trust..................     85,769       3,661,264
Essex Property Trust, Inc............................    172,700       5,871,800
Pennsylvania Real Estate Investment..................    112,900       1,644,106
Smith (Charles E.) Residential Realty, Inc...........    146,300       5,175,363
                                                                    ------------
                                                                      27,851,872
                                                                    ------------
DEVELOPMENT  4.7%
Atlantic Gulf Communities Corp. (a)..................    233,904          11,695
Atlantic Gulf Communities Corp.--Convertible
  Preferred Ser B (a)................................     30,570         183,420
Atlantic Gulf Communities Corp.--Convertible
  Preferred Ser B,
  144A--Private Placement (a) (b)....................     43,609         261,654
Atlantic Gulf Communities Corp. Warrants, 16,494
  shares of each Class A, B and C, expiring 06/23/04
  (a)................................................     49,482           1,979
Atlantic Gulf Communities Corp. Warrants, 43,007
  shares Class A, B and C, expiring 06/24/01,
  144A--Private Placement (a) (b)....................    129,021           5,161
Brookfield Properties Corp...........................    456,953       4,798,007
Merry Land Properties, Inc. (a)......................      9,865          51,791
Trizec Hahn Corp.....................................     31,800         536,625
                                                                    ------------
                                                                       5,850,332
                                                                    ------------
HEALTHCARE FACILITIES  0.2%
Meditrust Companies..................................     53,100         292,050
                                                                    ------------
HOTEL & LODGING  5.2%
Candlewood Hotel Company, Inc. (a)...................     65,200         114,100
Hammons (John Q.) Hotels, Inc., Class A (a)..........     12,100          46,887
Host Marriott Corp...................................    134,661       1,110,953
Interstate Hotels Corp. (a)..........................     13,259          43,092
Starwood Hotels & Resorts, Class B...................    171,328       4,026,208
Wyndham International, Inc., Class A (a).............    377,698       1,109,488
                                                                    ------------
                                                                       6,450,728
                                                                    ------------
MANUFACTURED HOME COMMUNITIES  6.7%
Chateau Communities, Inc.............................    280,542       7,276,558
Manufactured Home Communities, Inc...................     39,400         957,913
                                                                    ------------
                                                                       8,234,471
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                         Shares     Market Value
--------------------------------------------------------------------------------
OFFICE/INDUSTRIAL  34.6%
Arden Realty, Inc....................................    314,600    $  6,311,662
BCP Voting Trust, 144A (a)(b)(c).....................      8,022         772,798
Beacon Capital Partners Inc., 144A--Private Placement
  (a) (b) (c)........................................    177,900       2,785,202
Boston Properties, Inc...............................     44,100       1,372,613
Brandywine Realty Trust..............................    207,966       3,405,443
CarrAmerica Realty Corp..............................    178,400       3,768,700
EastGroup Properties, Inc............................      3,900          72,150
Equity Office Properties Trust.......................    232,092       5,715,266
Great Lakes REIT, Inc................................    311,609       4,479,379
Pacific Gulf Properties, Inc.........................    228,500       4,627,125
Prime Group Realty Trust.............................    227,300       3,452,119
ProLogis Trust.......................................    135,960       2,617,230
Spieker Properties, Inc..............................     20,300         739,681
Wellsford Real Properties, Inc., 144A--Private
  Placement (a) (b)..................................    308,001       2,618,009
                                                                    ------------
                                                                      42,737,377
                                                                    ------------
RESEARCH & MANAGEMENT  0.0%
Security Capital Group, Inc., Class B (a)............      4,800          60,000
                                                                    ------------
SELF-STORAGE  6.2%
PS Business Parks, Inc., California..................     82,741       1,882,358
Public Storage, Inc..................................    213,874       4,852,266
Shurgard Storage Centers, Inc., Class A..............     38,100         883,444
                                                                    ------------
                                                                       7,618,068
                                                                    ------------
SHOPPING CENTERS  8.6%
Acadia Realty Trust..................................     32,200         148,925
Burnham Pacific Properties, Inc......................    492,381       4,616,072
Federal Realty Investment Trust......................    185,100       3,482,193
Pan Pacific Retail Properties, Inc...................     87,600       1,428,975
Philips International Realty Corp....................      5,300          87,119
Ramco-Gershenson Properties Trust....................      1,000          12,625
Vornado Realty Trust.................................     24,500         796,250
                                                                    ------------
                                                                      10,572,159
                                                                    ------------
SHOPPING MALLS  8.7%
Rouse Co.............................................     17,600         374,000
Simon Property Group, Inc............................    165,600       3,798,450
Taubman Centers, Inc.................................    533,845       5,738,834
Urban Shopping Centers, Inc..........................     31,900         865,287
                                                                    ------------
                                                                      10,776,571
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                                    Market Value
--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS  97.5%........................    $120,443,628
CONVERTIBLE CORPORATE OBLIGATIONS  0.7%
Brookfield Properties Corp. -- (CAD), Installment Receipts
  Representing Subordinated Debenture ($1,092,000 par, 6.00%
  coupon, 02/14/07 maturity) Convertible to 72,800 common
  shares........................................................         847,274
                                                                    ------------
TOTAL INVESTMENTS  98.2%
  (Cost $136,667,959)...........................................     121,290,902
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.....................       2,223,454
                                                                    ------------
NET ASSETS  100.0%..............................................    $123,514,356
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1939. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Security valued at fair value.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $136,667,959).......................  $121,290,902
Cash........................................................     1,208,748
Receivables:
  Dividends.................................................     1,291,209
  Fund Shares Sold..........................................       594,141
  Interest..................................................        21,588
Other.......................................................         6,490
                                                              ------------
      Total Assets..........................................   124,413,078
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       422,799
  Investment Advisory Fee...................................        74,943
  Distributor and Affiliates................................       111,523
  Income Distributions......................................        13,257
  Other.....................................................        53,312
Accrued Expenses............................................       158,098
Trustees' Deferred Compensation and Retirement Plans........        64,790
                                                              ------------
      Total Liabilities.....................................       898,722
                                                              ------------
NET ASSETS..................................................  $123,514,356
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $145,071,900
Accumulated Undistributed Net Investment Income.............     1,384,264
Accumulated Net Realized Loss...............................    (7,565,245)
Net Unrealized Depreciation.................................   (15,376,563)
                                                              ------------
NET ASSETS..................................................  $123,514,356
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $52,778,708 and 4,869,581 shares of
      beneficial interest issued and outstanding)...........  $      10.84
    Maximum sales charge (4.75%* of offering price).........           .54
                                                              ------------
    Maximum offering price to public........................  $      11.38
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $53,778,615 and 4,958,916 shares of
      beneficial interest issued and outstanding)...........  $      10.84
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $16,957,033 and 1,564,469 shares of
      beneficial interest issued and outstanding)...........  $      10.84
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  6,881,907
Interest....................................................       132,906
                                                              ------------
    Total Income............................................     7,014,813
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,379,893
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $135,093, $655,599 and $183,058,
  respectively).............................................       973,750
Shareholder Services........................................       434,230
Merger Costs................................................       151,000
Trustees' Fees and Related Expenses.........................        27,042
Custody.....................................................        26,909
Legal.......................................................        10,430
Other.......................................................       335,637
                                                              ------------
    Total Expenses..........................................     3,338,891
    Investment Advisory Fee Reduction.......................       363,128
    Less Credits earned on Cash Balances....................           692
                                                              ------------
    Net Expenses............................................     2,975,071
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,039,742
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (1,801,835)
  Foreign Currency Transactions.............................        (2,268)
                                                              ------------
Net Realized Loss...........................................    (1,804,103)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (5,268,127)
                                                              ------------
  End of the Period:
    Investments.............................................   (15,377,057)
    Foreign Currency Translation............................           494
                                                              ------------
                                                               (15,376,563)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,108,436)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(11,912,539)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (7,872,797)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended          Year Ended
                                                 December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................    $ 4,039,742         $ 4,830,523
Net Realized Loss...............................     (1,804,103)         (3,966,930)
Net Unrealized Depreciation During the Period...    (10,108,436)        (20,064,888)
                                                    -----------         -----------
Change in Net Assets from Operations............     (7,872,797)        (19,201,295)
                                                    -----------         -----------
Distributions from Net Investment Income*.......     (3,960,784)         (3,501,048)
Distributions from Net Realized Gain*...........            -0-          (2,425,546)
                                                    -----------         -----------
Total Distributions.............................     (3,960,784)         (5,926,594)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................    (11,833,581)        (25,127,889)
                                                    -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................     74,064,030         121,798,900
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      3,338,587           4,935,762
Cost of Shares Repurchased......................    (65,184,209)       (120,424,850)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     12,218,408           6,309,812
                                                    -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...........        384,827         (18,818,077)
NET ASSETS:
Beginning of the Period.........................    123,129,529         141,947,606
                                                    -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,384,264 and $1,307,574 respectively).......    $123,514,356        $123,129,529
                                                    ===========         ===========
* Distributions by Class
--------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares................................    $(1,871,853)        $(1,462,168)
  Class B Shares................................     (1,627,111)         (1,638,689)
  Class C Shares................................       (461,820)           (400,191)
                                                    -----------         -----------
                                                    $(3,960,784)        $(3,501,048)
                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares................................    $       -0-         $  (868,860)
  Class B Shares................................            -0-          (1,263,337)
  Class C Shares................................            -0-            (293,349)
                                                    -----------         -----------
                                                    $       -0-         $(2,425,546)
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                  Year Ended December 31,
                                      -----------------------------------------------
           Class A Shares             1999(a)    1998      1997      1996     1995(a)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $11.578   $13.810   $13.008   $ 10.00   $  9.27
                                      -------   -------   -------   -------   -------
  Net Investment Income.............     .404      .509      .364      .351       .27
  Net Realized and Unrealized
    Gain/Loss.......................    (.764)   (2.139)    2.220     3.514       .85
                                      -------   -------   -------   -------   -------
Total from Investment Operations....    (.360)   (1.630)    2.584     3.865      1.12
                                      -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income........     .380      .380      .380      .380     .2456
  Return of Capital Distributions...      -0-       -0-       -0-       -0-     .1444
  Distributions from Net Realized
    Gain............................      -0-      .222     1.402      .477       -0-
                                      -------   -------   -------   -------   -------
Total Distributions.................     .380      .602     1.782      .857       .39
                                      -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period............................  $10.838   $11.578   $13.810   $13.008   $ 10.00
                                      =======   =======   =======   =======   =======
Total Return (b)....................   (3.15%)  (11.99%)   20.66%    39.82%    12.39%
Net Assets at End of the Period (In
  millions).........................  $  52.8   $  41.7   $  51.3   $  23.3   $   8.5
Ratio of Expenses to Average Net
  Assets**..........................    1.68%     1.76%     1.77%     2.60%     2.67%
Ratio of Net Investment Income to
  Average Net Assets**..............    3.53%     3.98%     2.77%     3.21%     2.92%
Portfolio Turnover..................      46%      113%      159%       97%       94%
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    1.94%       N/A       N/A     2.61%     3.16%
Ratio of Net Investment Income to
  Average Net Assets................    3.26%       N/A       N/A     3.19%     2.44%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                  Year Ended December 31,
                                      -----------------------------------------------
           Class B Shares             1999(a)    1998      1997      1996     1995(a)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $11.574   $13.800   $13.008   $ 10.00   $  9.28
                                      -------   -------   -------   -------   -------
  Net Investment Income.............     .289      .409      .272      .266       .19
  Net Realized and Unrealized
    Gain/Loss.......................    (.735)   (2.129)    2.206     3.519      .843
                                      -------   -------   -------   -------   -------
Total from Investment Operations....    (.446)   (1.720)    2.478     3.785     1.033
                                      -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income........     .284      .284      .284      .300      .197
  Return of Capital Distributions...      -0-       -0-       -0-       -0-      .116
  Distributions from Net Realized
    Gain............................      -0-      .222     1.402      .477       -0-
                                      -------   -------   -------   -------   -------
Total Distributions.................     .284      .506     1.686      .777      .313
                                      -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period............................  $10.844   $11.574   $13.800   $13.008   $ 10.00
                                      =======   =======   =======   =======   =======
Total Return (b)....................   (3.98%)  (12.62%)   19.76%    38.82%    11.37%
Net Assets at End of the Period (In
  millions).........................  $  53.8   $  64.4   $  73.2   $  26.5   $  12.0
Ratio of Expenses to Average Net
  Assets**..........................    2.46%     2.53%     2.52%     3.37%     3.50%
Ratio of Net Investment Income to
  Average Net Assets**..............    2.52%     3.26%     2.03%     2.39%     2.07%
Portfolio Turnover..................      46%      113%      159%       97%       94%
**  If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets............................    2.72%       N/A       N/A     3.39%     3.99%
Ratio of Net Investment Income to
  Average Net Assets................    2.26%       N/A       N/A     2.37%     1.58%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                  Year Ended December 31,
                                      -----------------------------------------------
           Class C Shares             1999(a)   1998(a)    1997      1996     1995(a)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $11.568   $13.790   $12.999   $  9.99   $  9.28
                                      -------   -------   -------   -------   -------
  Net Investment Income.............     .296      .409      .271      .266       .20
  Net Realized and Unrealized
    Gain/Loss.......................    (.741)   (2.125)    2.206     3.520      .823
                                      -------   -------   -------   -------   -------
Total from Investment Operations....    (.445)   (1.716)    2.477     3.786     1.023
                                      -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income........     .284      .284      .284      .300      .197
  Return of Capital Distributions...      -0-       -0-       -0-       -0-      .116
  Distributions from Net Realized
    Gain............................      -0-      .222     1.402      .477       -0-
                                      -------   -------   -------   -------   -------
Total Distribution..................     .284      .506     1.686      .777      .313
                                      -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period............................  $10.839   $11.568   $13.790   $12.999   $  9.99
                                      =======   =======   =======   =======   =======
Total Return (b)....................   (3.89%)  (12.63%)   19.78%    38.86%    11.26%
Net Assets at End of the Period (In
  millions).........................  $  16.9   $  17.1   $  17.4   $   7.7   $   3.1
Ratio of Expenses to Average Net
  Assets**..........................    2.46%     2.54%     2.52%     3.38%     3.54%
Ratio of Net Investment Income to
  Average Net Assets**..............    2.60%     3.31%     2.00%     2.39%     2.11%
Portfolio Turnover..................      46%      113%      159%       97%       94%
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets............................    2.72%       N/A       N/A     3.40%     4.03%
Ratio of Net Investment Income to
  Average Net Assets................    2.33%       N/A       N/A     2.38%     1.62%

N/A--Not Applicable

(a) Based on average shares outstanding

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

                               December 31, 1999
--------------------------------------------------------------------------------

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs have been amortized on a straight line basis over the 60 month period ended May 31, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $4,646,722 which will expire between December 31, 2006 and December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.
    At December 31, 1999, for federal income tax purposes the cost of long-term investments is $137,806,416, the aggregate gross unrealized appreciation is $2,161,480 and the aggregate gross unrealized depreciation is $18,676,994, resulting in net unrealized depreciation on long-term investments of $16,515,514.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1999, permanent book and tax basis differences totaling $2,268 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

G. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $692 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the year ended December 31, 1999, the Adviser voluntarily waived $363,128 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $10,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $72,600 representing Van Kampen's cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the

                               December 31, 1999
--------------------------------------------------------------------------------

Fund recognized expenses of approximately $339,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At December 31, 1999, Van Kampen owned 10,605 Class A shares, 53 Class B and 53 Class C shares.

3. CAPITAL TRANSACTIONS
At December 31, 1999, capital aggregated $60,837,751, $64,674,821, and
$19,559,328 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A......................................   3,355,606    $ 39,893,618
  Class B......................................   2,049,755      24,581,688
  Class C......................................     822,432       9,588,724
                                                 ----------    ------------
Total Sales....................................   6,227,793    $ 74,064,030
                                                 ==========    ============
Dividend Reinvestment:
  Class A......................................     149,818    $  1,662,007
  Class B......................................     116,359       1,296,199
  Class C......................................      34,174         380,381
                                                 ----------    ------------
Total Dividend Reinvestment....................     300,351    $  3,338,587
                                                 ==========    ============
Repurchases:
  Class A......................................  (2,237,017)   $(25,293,783)
  Class B......................................  (2,768,841)    (31,322,022)
  Class C......................................    (766,987)     (8,568,404)
                                                 ----------    ------------
Total Repurchases..............................  (5,772,845)   $(65,184,209)
                                                 ==========    ============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $43,933,627, $69,341,200 and
$17,941,526 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   6,983,175    $  89,637,024
  Class B....................................   1,955,125       24,939,392
  Class C....................................     584,081        7,222,484
                                               ----------    -------------
Total Sales..................................   9,522,381    $ 121,798,900
                                               ==========    =============
Dividend Reinvestment:
  Class A....................................     164,711    $   2,034,093
  Class B....................................     189,265        2,349,248
  Class C....................................      44,624          552,421
                                               ----------    -------------
Total Dividend Reinvestment..................     398,600    $   4,935,762
                                               ==========    =============
Repurchases:
  Class A....................................  (7,262,378)   $ (92,416,901)
  Class B....................................  (1,886,995)     (22,972,821)
  Class C....................................    (418,251)      (5,035,128)
                                               ----------    -------------
Total Repurchases............................  (9,567,624)   $(120,424,850)
                                               ==========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 72,061 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C

                               December 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   4.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $23,000 and CDSC on the redeemed shares of approximately $364,500. Sales charges do not represent expenses of the Fund.
    On February 19, 1999, the Fund acquired all of the assets and liabilities of the Van Kampen U.S. Real Estate Fund (the "USRE Fund") through a tax free reorganization approved by USRE Fund shareholders on February 4, 1999. The Fund issued 1,120,163, 1,030,739 and 238,764 shares of Classes A, B and C valued at $12,433,809, $11,420,588 and $2,643,117, respectively, in exchange for USRE
Fund's net assets. The shares of USRE Fund were converted into Fund shares at a ratio of 1.16395 to 1, 1.15939 to 1 and 1.16015 to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $1,352,124 and deferred wash sale losses of $285,015 which is included in accumulated net realized gain/loss. Net unrealized depreciation of USRE Fund as of February 19, 1999 was $3,690,413. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1999. Combined net assets on the day of reorganization were $144,578,996.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $74,102,759 and $61,841,663, respectively.

                               December 31, 1999
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $571,100.

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Real Estate Securities Fund

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Real Estate Securities Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 2000 the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
J. Miles Branagan...............................  7,351,663    92,051
Jerry D. Choate.................................  7,343,615   100,099
Linda Hutton Heagy..............................  7,351,469    92,245
R. Craig Kennedy................................  7,352,912    90,802
Mitchell M. Merin...............................  7,344,086    99,628
Jack E. Nelson..................................  7,344,087    99,627
Richard F. Powers, III..........................  7,342,513   101,201
Phillip B. Rooney...............................  7,343,564   100,150
Fernando Sisto..................................  7,338,952   102,762
Wayne W. Whalen.................................  7,353,039    90,675
Suzanne H. Woolsey..............................  7,343,803    99,911
Paul G. Yovovich................................  7,344,087    99,627

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent public accountants for the Fund, 7,351,017 shares voted in the affirmative, 14,890 shares voted against and 77,807 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank You for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.